UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23622

ASYMmetric ETFs Trust
(Exact name of registrant as specified in charter)

158 East 126th Street, Suite 304
New York, NY  10035
(Address of principal executive offices) (Zip code)

Darren Schuringa, President
ASYMmetric ETFs Trust
158 East 126th Street, Suite 304
New York, NY  10035
(Name and address of agent for service)

(212) 755-1970
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period:  December 31, 2022

Item 1. Reports to Stockholders.

(a)

ASYMshares™ ASYMmetric S&P 500® ETF

Listed on NYSE Arca, Inc.
Ticker: ASPY  CUSIP: 04651A101

Annual Report

www.ASYMshares.com	December 31, 2022

ASYMshares™ ASYMmetric S&P 500® ETF

Dear Shareholders,

We are happy to report that ASPY successfully navigated the bear market of 2022, by shielding our investors’ capital from the worst of market losses. ASYMmetric Risk Management Technology™ was tested by a bear market and proved its metal in a down market. Here are a few highlights from an exciting 2022:

1.	Award Winning: ASYMmetric S&P 500 ETF (ASPY) won the 2022 Newcomer Strategic Beta ETF of the Year at With Intelligence’s Mutual Fund Industry and ETF Awards.
2.	Smart Equity: ASPY delivered its primary goal of producing S&P 500 returns with a fraction of the risk since its inception, by cutting the bear market losses of the S&P 500 by less than half in 2022.
3.
New ETFs: ASYMmetric filed for two new ETFs, introducing Smart Income and Smart Alpha solutions. Smart Income ETFs are designed to produce more income with less risk and Smart Alpha ETFs are engineered to provide better returns with the same risk.

4.	Tax-Efficient Returns: ASPY generated no capital gains in 2022.

The ASYMmetric S&P 500® ETF (ASPY) delivered on its Smart Equity investment goal of producing market returns with a fraction of the risk since its inception. ASPY has generated cumulative returns of 6.6% versus 1.9% for the S&P 500 Index from 3/9/21-12/31/22. ASPY has exceeded investor expectations by producing greater returns than the S&P 500 with significantly less risk.

ASPY delivered its goal of less risk by cutting bear market losses of the S&P 500 in half in 2022. The S&P 500 was down -24% at its bear market low on 10/12/22. ASPY was down -10.3%, less than half the index at the same point. ASPY exhibited significantly less downside risk than the S&P 500 in 2022.

(unaudited)

ASYMshares™ ASYMmetric S&P 500® ETF

ASYMmetric Risk Management Technology™ is based on the philosophy that capital preservation has the potential for greater wealth creation with less risk. ASPY delivering better performance than the S&P 500 in 2022 and since inception with significantly less risk is a strong proof statement for the efficacy of our Smart Technology and a capital preservation approach to investing.

		Since
As of 12/31/22	YTD	Inception*
ASYMmetric S&P 500® ETF – (Market)	-10.9%	6.6%
ASYMmetric S&P 500® ETF – (NAV)	-10.5%	6.5%
S&P 500® TR Index	-18.1%	1.9%
Alpha	7.2%	4.7%

*Since Inception performance is cumulative. Inception date 3/09/21. Expense ratio 0.95%

Performance quoted represents past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. For standardized performance, visit www.ASYMshares.com/aspy.

(unaudited)

ASYMshares™ ASYMmetric S&P 500® ETF

ASYMmetric ETFs are attempting to disrupt the status quo by seeking to offer investors better returns with less risk. Retail investors have been told they must accept equity risk, losses of over -50% in a bear market, to generate equity returns of roughly 6.2% per annum from 2000-2022. This is a terrible risk (-50%) / return (+6.2%) payoff. Smart Equity solutions offer the potential to generate equity returns with a fraction of the risk. Don’t invest harder, invest smarter with ASYMmetric ETFs, learn more about our Smart Solutions at www.ASYMshares.com.

On behalf of the entire ASYMmetric ETFs™ team, we are deeply grateful for the trust our investors have placed in us. We will continue to work hard every day to earn it, as ASYMmetric Risk Management Technology™ works hard every day to deliver smarter investment solutions.

Sincerely,

Darren Schuringa
Founder and CEO

Important Risk Information

This material must be preceded or accompanied by a prospectus.

There is no guarantee the Fund’s investment strategy will be a success or that the protection sought by the fund will be achieved. Investment loss is possible.

New Fund Risk: The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. Leverage Risk: The Fund will invest in futures as a principal investment strategy. Futures and other derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. Long/Short Risk: The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. Unlike with a long position, losses on a short position could be much greater if the value of the security that the Fund is shorting increases because the cost of covering a short position is potentially unlimited. Volatility Risk: The Fund’s investments are designed to respond to historical or realized volatility based on a proprietary model developed and implemented by the Index Provider, which is not intended to predict the future volatility of the S&P 500 Index. If the S&P 500 Index is rapidly rising during periods when the Index Provider’s volatility model has predicted significant volatility, the Fund may be underexposed to the S&P 500 Index due to its short position, and the Fund would not be expected to gain the full benefit of the rise in the S&P 500 Index. Additionally, in periods of rapidly changing volatility, the Fund may not be appropriately hedged or may not respond as expected to current volatility. In periods of extreme market volatility, the Index’s strategy, and consequently the Fund, may underperform due to the backward-looking nature of the Index’s model.

Award Selection Criteria: The ETF performance awards were judged based on 2021 performance and flows. For the newcomer categories funds must be at least $25m in AUM, for the other categories funds must be at least $50m. Newcomer funds must have been launched in 2021.

Alpha: the portion of return from an investment that’s incrementally more than a benchmark index, in this case the S&P 500.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the fund. Any applicable brokerage commissions will reduce returns. Market price returns are based on the bid/ask spread at 4 p.m. ET. and do not represent the returns an investor would receive if shares were traded at other times.

Before investing, carefully consider the fund’s investment objectives, risks, charges and expenses. This and other information are in the prospectus and a summary prospectus, copies of which may be obtained at www.ASYMshares.com or 1-866-ASYM777. Read the prospectus carefully before investing.

Distributor: Foreside Fund Services, LLC

(unaudited)

ASYMshares™ ASYMmetric S&P 500® ETF

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects operating expenses in effect. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-866-279-6777. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (%) As of December 31, 2022

	1 Year	Since Inception(1)
ASYMshares™ ASYMmetric S&P 500® ETF – Market	-10.94%	3.56%
ASYMshares™ ASYMmetric S&P 500® ETF – NAV	-10.54%	3.55%
S&P 500® Index(2)	-18.11%	1.02%

(1)	March 9, 2021
(2)
The Standard & Poor’s 500(R) Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

ASYMshares™ ASYMmetric S&P 500® ETF

Expense Example (Unaudited)
December 31, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 – December 31, 2022).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(07/01/2022)	(12/31/2022)	(07/01/2022 – 12/31/2022)
Actual(2)	$1,000.00	$ 983.10	$4.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.42	$4.84

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2022 of -1.69%.

ASYMshares™ ASYMmetric S&P 500® ETF

Allocation of Portfolio(1) (% of Net Assets) (Unaudited)
December 31, 2022

Top Ten Holdings(1) (Unaudited)
as of December 31, 2022
(% of Net Assets)

Duke Energy Corp.	3.2%
Newmont Corp.	2.8%
Realty Income Corp.	2.8%
Campbell Soup Co.	2.5%
J.M. Smucker Co.	2.5%
General Mills Inc.	2.4%
Northrop Grunman Corp.	2.2%
Lockheed Martin Corp.	2.2%
Huntington Ingalls Industries Inc.	2.2%
YUM Brands Inc.	2.1%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

ASYMshares™ ASYMmetric S&P 500® ETF

Schedule of Investments
December 31, 2022

	Shares	Value
COMMON STOCKS – 99.7%

Communication Services – 7.6%
Activision Blizzard, Inc.	6,743	$516,177
AT&T, Inc.	26,265	483,539
Electronic Arts, Inc.	3,872	473,081
Verizon Communications, Inc.	12,906	508,496
		1,981,293
Consumer Discretionary – 10.3%
Domino’s Pizza, Inc.	1,453	503,319
Hasbro, Inc.	8,857	540,366
O’Reilly Automotive, Inc.*	644	543,555
McDonald’s Corp.	2,040	537,601
Yum! Brands, Inc.	4,326	554,074
		2,678,915
Consumer Staples – 7.3%
Campbell Soup Co.	11,622	659,548
General Mills, Inc.	7,311	613,027
J.M. Smucker Co.	4,050	641,763
		1,914,338
Energy – 5.2%
Baker Hughes Co.	15,876	468,818
Valero Energy Corp.	3,471	440,331
The Williams Companies, Inc.	13,368	439,807
		1,348,956
Financials – 11.7%
Assurant, Inc.	4,038	504,992
Cboe Global Markets, Inc.	4,083	512,294
CME Group, Inc.	2,980	501,117
The Allstate Corp.	3,868	524,501
The Travelers Companies, Inc.	2,770	519,347
W. R. Berkley Corp.	6,852	497,250
		3,059,501
Healthcare – 15.0%
Amgen, Inc.	1,804	473,803
Biogen, Inc.*	1,694	469,102
Bristol-Myers Squibb Co.	6,399	460,408
DaVita, Inc.*	6,904	515,522
Incyte Corp.*	6,389	513,164

See Notes to the Financial Statements

ASYMshares™ ASYMmetric S&P 500® ETF

Schedule of Investments – Continued
December 31, 2022

	Shares	Value
Healthcare – 15.0% – Continued
Johnson & Johnson	2,860	$505,219
Merck & Co., Inc.	4,666	517,693
Vertex Pharmaceuticals, Inc.*	1,633	471,578
		3,926,489
Industrials – 8.6%
Huntington Ingalls Industries, Inc.	2,434	561,475
Lockheed Martin Corp.	1,164	566,274
Northrop Grumman Corp.	1,059	577,801
Waste Management, Inc.	3,365	527,901
		2,233,451
Information Technology# – 25.2%
Akamai Technologies, Inc.*	5,726	482,702
Automatic Data Processing, Inc.	2,089	498,978
Broadridge Financial Solutions, Inc.	3,701	496,415
Cisco Systems Inc.	10,928	520,610
Cognizant Technology Solutions Corp. – Class A	8,732	499,383
Fiserv, Inc.*	5,256	531,224
Gen Digital, Inc.	23,661	507,055
Hewlett Packard Enterprise Co.	32,885	524,845
Jack Henry & Associates, Inc.	2,869	503,682
Intel Corp.	18,350	484,991
International Business Machines Corp.	3,649	514,108
Motorola Solutions, Inc.	2,027	522,378
Texas Instruments, Inc.	3,010	497,312
		6,583,683
Materials – 2.8%
Newmont Corp.	15,349	724,473

Real Estate – 2.8%
Realty Income Corp.	11,385	722,151

Utilities – 3.2%
Duke Energy Corp.	8,032	827,216

Total Common Stocks
(Cost $26,378,085)		26,000,466

See Notes to the Financial Statements

ASYMshares™ ASYMmetric S&P 500® ETF

Schedule of Investments – Continued
December 31, 2022

	Shares	Value
SHORT-TERM INVESTMENT – 0.2%

Money Market Deposit Account – 0.2%
U.S. Bank, N.A., 3.900% (a)
(Cost $41,673)	41,673	$41,673
Total Investments – 99.9%
(Cost $26,419,758)		26,042,139
Other Assets and Liabilities, Net – 0.1%		39,921
Total Net Assets – 100.0%		$26,082,060

*	Non-income producing security.
#
The Fund is significantly invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to short product cycles, competition and more aggressive pricing than the overall market.

(a)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

See Notes to the Financial Statements

ASYMshares™ ASYMmetric S&P 500® ETF

Statement of Assets and Liabilities
December 31, 2022

ASSETS:
Investments, at fair value
(cost $26,419,758)	$26,042,139
Receivable for investment securities sold	227,756
Cash	644
Cash held as collateral for futures contracts	20,050
Dividends & interest receivable	44,176
Total assets	26,334,765

LIABILITIES:
Payable for dividends	231,798
Payable to Adviser	20,907
Total liabilities	252,705

NET ASSETS	$26,082,060

NET ASSETS CONSIST OF:
Capital stock	$30,609,096
Total accumulated loss	(4,527,036)
Net Assets	$26,082,060

Shares issued and outstanding(1)	990,000
Net asset value, redemption price and offering price per share	$26.35

(1)	Unlimited shares authorized.

See Notes to the Financial Statements

ASYMshares™ ASYMmetric S&P 500® ETF

Statement of Operations
Year Ended December 31, 2022

INVESTMENT INCOME:
Dividend Income	$282,858
Interest Income	233,541
Total investment income	516,399

EXPENSES:
Advisory fees (See Note 6)	276,011
Total expenses	276,011

NET INVESTMENT INCOME	240,388

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(1,787,459)
Net realized loss on futures contracts	(114,833)
Net change in unrealized appreciation/depreciation of investments	(1,461,184)
Net change in unrealized appreciation/depreciation of futures contracts	11,941

Net realized and unrealized loss on investments:	(3,351,535)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,111,147)

See Notes to the Financial Statements

ASYMshares™ ASYMmetric S&P 500® ETF

Statement of Changes in Net Assets

		Period from
		March 9, 2021(1)
	Year Ended	to
	December 31, 2022	December 31, 2021
OPERATIONS
Net investment income	$240,388	$44,676
Net realized gain (loss) on investments	(1,787,459)	601,053
Net realized loss on futures contracts	(114,833)	(57,199)
Net change in unrealized appreciation/depreciation of investments	(1,461,184)	1,083,565
Net change in unrealized appreciation/depreciation of futures contracts	11,941	(11,941)
Net increase (decrease) in net assets resulting from operations	(3,111,147)	1,660,154

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	47,212,863	26,711,100
Payments for shares redeemed	(41,853,306)	(4,355,302)
Net increase in net assets resulting from capital share transactions	5,359,557	22,355,798

DISTRIBUTIONS TO SHAREHOLDERS	(231,798)	(50,504)

Total Increase in Net Assets	2,016,612	23,965,448

NET ASSETS
Beginning of period	24,065,448	100,000
End of period	$26,082,060	$24,065,448

TRANSACTIONS IN SHARES
Shares sold	1,680,000	960,000
Shares redeemed	(1,500,000)	(154,000)
Net increase	180,000	806,000
Shares Outstanding:
Beginning of period	810,000	4,000
End of period	990,000	810,000

(1)	Inception date of the Fund.

See Notes to the Financial Statements

ASYMshares™ ASYMmetric S&P 500® ETF

Financial Highlights

		Period from
		March 9, 2021(1)
	Year Ended	to
	December 31, 2022	December 31, 2021
PER COMMON SHARE DATA(2)
Net asset value, beginning of period	$29.71	$25.00

INVESTMENT OPERATIONS:
Net investment income	0.24	0.05
Net realized and unrealized gain (loss) on investments	(3.37)	4.72
Total from investment operations	(3.13)	4.77

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.06)
Net realized gains	—	—
Total distributions	(0.23)	(0.06)

Net asset value, end of period	$26.35	$29.71

TOTAL RETURN(3)	-10.54%	19.09%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (in 000’s)	$26,082	$24,065

Ratios to average net assets:
Expenses(4)	0.95%	0.95%
Net investment income(4)	0.81%	0.55%

Portfolio turnover rate(3)(5)	362%	41%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for period less than one year.
(5)	Excludes the impact of in-kind transactions.

See Notes to the Financial Statements

ASYMshares™ ASYMmetric S&P 500® ETF

Notes to the Financial Statements
December 31, 2022

1.  ORGANIZATION

ASYMmetric ETFs™ Trust (the “Trust”) was organized as a Delaware statutory trust on August 7, 2020.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The ASYMshares™ ASYMmetric S&P® 500 ETF (the “Fund”), is a diversified series with its own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Fund and determined that it meets the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codification (“ASC”) Topic 946, Financial Services Investment Companies.

The investment objective of the Fund seeks to track the total return performance, before fees and expenses, of the ASYMmetric 500 Index (the “Index”).  The Index is based on proprietary ASYMmetric Risk Management Technology developed and maintained by ASYMmetric Investment Solutions, LLC (the “Index Provider”), an affiliate of ASYMmetric ETFs, LLC, the Fund’s investment adviser (the “Adviser”). The Fund commenced operations on March 9, 2021.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “NYSE”). Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 30,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance to the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e. creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation transaction fee for the Fund is $250, which is payable by the Authorized Participant. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of three times the fixed transaction fee. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund is displayed in the capital shares transaction section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

ASYMshares™ ASYMmetric S&P 500® ETF

Notes to the Financial Statements – Continued
December 31, 2022

Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of December 31, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Securities Transactions, Income and Distributions – Security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on a specific identified cost basis.  Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts.  Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments generally are comprised of ordinary income and return of capital. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received.  Such estimates are based on information provided by each portfolio company and other industry sources.  These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund will make distributions of net investment income, if any, annually.  The Fund will also distribute net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2022, the Fund decreased distributable earnings by $2,094,359 and increased capital stock by $2,094,359. The reclass is primarily due to redemptions-in-kind.

Futures Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. In addition, the Fund segregates liquid securities when purchasing or selling futures contracts to comply with Trust policies. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of

ASYMshares™ ASYMmetric S&P 500® ETF

Notes to the Financial Statements – Continued
December 31, 2022

interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties.  The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur.  However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents – Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued by the Fund’s Valuation Designee as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At December 31, 2022, the Fund did not hold any illiquid securities.

3.  SECURITIES VALUATION

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical assets or liabilities.

Level 2 –
Observable inputs other than quoted prices included in Level 1.  These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

ASYMshares™ ASYMmetric S&P 500® ETF

Notes to the Financial Statements – Continued
December 31, 2022

Level 3 –	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Common stock – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments – Listed derivative, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund's NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated ASYMmetric ETFs, LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Common stock	$26,000,466	$—	$—	$26,000,466
Short-term investment	41,673	—	—	41,673
Total investments in securities	$26,042,139	$—	$—	$26,042,139

Refer to the Fund’s Schedule of Investments for additional industry information.

4.  DERIVATIVES TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as equity, interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures contracts and options

ASYMshares™ ASYMmetric S&P 500® ETF

Notes to the Financial Statements – Continued
December 31, 2022

on futures contracts and other derivative securities. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

Accounting Standards Codification Topic 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

For the year ended December 31, 2022, the Fund’s average quarterly notional values are as follows:

Fund	Short Futures Contracts
ASYMshares™ ASYMmetric S&P® 500 ETF	$4,575,807

The locations on the Statement of Assets and Liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of December 31, 2022, on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Net Assets –		Net Assets –
	unrealized appreciation		unrealized depreciation
Equity Contracts – Futures	on futures contracts**	$ —	on futures contracts**	$ —

**
Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Open Futures Contracts. Cash held as collateral for futures contracts on the Statement of Assets and Liabilities includes the daily change in variation margin as of December 31, 2022.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2022:

Amount of Realized Gain (Loss) on Derivatives

Derivatives not accounted for as
hedging instruments under ASC 815	Futures Contracts
Equity Contracts	$(114,833)

Change in Unrealized Appreciation or (Depreciation) on Derivatives

Derivatives not accounted for as
hedging instruments under ASC 815	Futures Contracts
Equity Contracts	$11,941

ASYMshares™ ASYMmetric S&P 500® ETF

Notes to the Financial Statements – Continued
December 31, 2022

5.  GENERAL RISK

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

6.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser agrees to pay all expenses of the Trust, except for (i) the fee payment under this Advisory Agreement, (ii) payments under the Fund’s 12b-1 plan, (iii) brokerage expenses, (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short), and (vii) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto). For services provided to the Fund, the Fund pays the Adviser 0.95% at an annual rate based on the Fund’s average daily net assets.

The Adviser has engaged Toroso Investments, LLC (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to the Sub-Adviser by the Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Fund’s custodian, transfer agent and accountants. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees associated with these services are paid by the Adviser. Foreside serves as the Fund’s distributor pursuant to a distribution agreement.

ASYMshares™ ASYMmetric S&P 500® ETF

Notes to the Financial Statements – Continued
December 31, 2022

The Fund has adopted a Distribution and Service (12b-1) Plan (the “Plan”), pursuant to which payments of up to 0.25% of the average daily net assets may be made by the Fund.  The Board has not currently approved the commencement of any payments under the Plan.

A Trustee and certain officers of the Trust are also employees/officers of the Adviser and/or the Administrator.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding U.S. government securities, short-term investments and in-kind transactions, by the Fund for the year ended December 31, 2022, were as follows:

	Purchases	Sales
ASYMshares™ ASYMmetric S&P 500® ETF	$68,619,464	$60,099,204

During the year ended December 31, 2022, in-kind transactions associated with creation and redemptions were as follows:

	Purchases	Sales
ASYMshares™ ASYMmetric S&P 500® ETF	$31,427,223	$34,672,863

During the year ended December 31, 2022, net capital gains resulting from in-kind redemptions were as follows:

ASYMshares™ ASYMmetric S&P 500® ETF	$2,860,686

8.  TAX INFORMATION

As of December 31, 2022, the Fund’s most recently completed fiscal year end, cost of investments and distributable earnings on a tax basis were as follows:

Cost of Investments	$26,877,351
Gross tax unrealized appreciation	$386,693
Gross tax unrealized depreciation	(1,221,905)
Net unrealized depreciation	(835,212)
Undistributed ordinary income	8,590
Undistributed long-term capital gain	—
Other accumulated loss	(3,700,414)
Distributable earnings	$(4,527,036)

The basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and C-corporation basis adjustments.

The tax character of distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	2022	2021
Ordinary Income	$231,798	$50,504
Long-Term Capital Gain	$—	$—
Return of Capital	$—	$—

ASYMshares™ ASYMmetric S&P 500® ETF

Notes to the Financial Statements – Continued
December 31, 2022

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward and offset such losses against any future realized capital gains. At December 31, 2022, the Fund had $3,457,601 in short-term and $242,813 in long-term capital loss carryovers, which may be carried forward for an unlimited period.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss arising on the first day of the next taxable year. Qualified late year losses are certain capital losses which occur during the portion of the Fund’s taxable year subsequent to October 31. The Fund does not plan to defer any late year losses.

9.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

ASYMshares™ ASYMmetric S&P 500® ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of ASYMsharesTM ASYMmetric S&P 500® ETF
and Board of Trustees of ASYMmetric ETFsTM Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ASYMsharesTM ASYMmetric S&P 500® (the “Fund”), a series of ASYMmetric ETFsTM Trust, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets, the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations in the year then ended, the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2023

ASYMshares™ ASYMmetric S&P 500® ETF

Board Consideration of Investment Advisory and
Subadvisory Agreements (Unaudited)
December 31, 2022

The Board (the members of which are referred to as “Trustees”), including the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 Act, as amended (the “Independent Trustees”), of the ASYMmetric ETFs Trust (the “Trust”) met telephonically on November 30, 2022 to consider (1) the renewal of (a) the existing investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of ASYMmetric Smart S&P 500® ETF (“ASPY”), and ASYMmetric ETFs, LLC (the “Adviser”), and (b) the existing subadvisory agreement (the “Subadvisory Agreement”) between the Adviser and Toroso Investments, LLC (the “Subadviser”), with respect to ASPY, and (2) the initial approval of (a) the Advisory Agreement between the Trust, on behalf of the ASYMmetric Smart Alpha S&P 500® ETF (“ZSPY”) and ASYMmetric Smart Income ETF (“MORE”, and together with ZSPY, the “New ETFs”), and the Adviser, and (b) the Subadvisory Agreement between the Adviser and Subadviser, with respect to the New ETFs (each an “Agreement”).

The Board considered approving each of the Agreements and the engagement of the Adviser and the Subadviser separately with respect to ASPY and each New Fund (each a “Fund” and together, the “Funds”). In advance of the meeting, the Independent Trustees received and considered information provided by the Adviser and Subadviser in response to the Trustees’ written requests related to the Board’s consideration of each Agreement. The Board also noted that it considers information at each of its regularly scheduled meetings related to, among other matters, the services provided by the Adviser and Subadviser to each series of the Trust, and that such information will include information related to the New ETFs after they are operational. The Board considered that the Trustees also receive additional information outside of regularly scheduled Board meetings and at executive sessions held by the Independent Trustees. As a result, the Board considered that its evaluation process with respect to the Adviser and Subadviser is an ongoing one. The consideration of each Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including, but not limited to: (1) the nature, extent and quality of the services provided, and to be provided, by each of the Adviser and the Subadviser; (2) the investment advice and performance of each of the Adviser and the Subadviser and the investment performance of ASPY; (3) the advisory fees and total expenses paid by each Fund under the Agreements as compared to each Fund’s peers; (4) the costs of the services provided and profits realized and expected by each of the Adviser and the Subadviser and their affiliates from their relationships with the Trust; (5) the extent to which economies of scale would be realized and are expected to reduce Fund expenses as each Fund grows; (6) any benefits derived or to be derived by each of the Adviser and the Subadviser from the relationship with the Trust; and (7) potential conflicts of interest and associated compliance regimes adopted by the Adviser and Subadviser.

In reviewing such factors, the Board relied on certain information, including (1) copies of the Agreements; (2) information describing the Adviser, the Subadviser and the services provided thereby; (3) information regarding the compliance programs of the Adviser and the Subadviser; (4) copies of the Forms ADV for the Adviser and the Subadviser; and (5) memoranda and guidance from K&L Gates LLP on the fiduciary responsibilities of trustees, including the Independent Trustees, in considering advisory agreements under the 1940 Act. In addition, as part of the Adviser and Subadviser’s responses to due diligence questions, the Board was provided with data and information comparing the advisory fees and expenses of funds with similar investment objectives and policies as each of the Funds. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable.

ASYMshares™ ASYMmetric S&P 500® ETF

Board Consideration of Investment Advisory and
Subadvisory Agreements (Unaudited) – Continued
December 31, 2022

In particular, the Trustees, including the Independent Trustees, considered and discussed the following with respect to each Fund:

1.  The nature, extent and quality of the facilities and services provided by each of the Adviser and the Subadviser. The Board received information on and considered the division of responsibility of services provided by the Adviser and the Subadviser, including the fact that portfolio management would be conducted by the Subadviser. The Board reviewed the experience and resources that the Subadviser had in managing exchange-traded fund portfolios, like the Funds, including information regarding the education and experience of its management and investment personnel. The Board recognized that the Adviser invests significant time and effort in structuring new series of the Trust and considered the time expended by ASYMmetric to structure the New ETFs, taking note of the unique nature of the investment strategies of the New ETFs. The Board reviewed the scope of services provided, and to be provided, by the Adviser and Subadviser under the Agreements and noted that there would be no significant differences between the scope of services provided by the Adviser and Subadviser in the past year and those to be provided in the upcoming year. The Board determined that the Funds would benefit from the services and resources available from the Adviser and the Subadviser, with respect to their responsibilities under each of the Agreements.

2.  Investment performance with respect to ASPY. The Board focused on the correlation of ASPY’s return to its index’s performance for the previous year (“tracking error”). The Board also reviewed the performance of the Fund for the previous period compared to a group of peers developed through data from Morningstar, Inc., as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the Fund’s tracking error was generally within the expected range during the reviewed periods and the comparative performance of the Fund was better than the average of the peers reviewed.

3.  The advisory fees paid by and overall expenses of the Funds. The Board considered the fairness and reasonableness of the investment advisory and subadvisory fee rates payable to the Adviser and Subadviser, respectively, by each Fund in light of the fee rates paid by other investment companies offering strategies similar in nature to the Funds. The Board considered comprehensive data and information, using data from Morningstar, Inc., comparing the advisory fees and expense ratios of the Funds to those of other funds with common characteristics, such as asset size, investment objective or industry focus. In particular, the Board noted that the Adviser charges, or proposed to charge, a unitary advisory fee to each Fund. The Adviser noted that under the unitary fee structure, the Adviser, and not the Fund, would be responsible for paying almost all of the expenses necessary to service the Fund, other than the advisory fees paid, or proposed, under the Agreements, including those of other service providers, and that the Adviser would bear the risk of these expenses increasing. The Board noted that the Funds were not expected to incur additional expenses besides the unitary advisory fee. The Board considered that the unitary fee structure is becoming more prevalent among other ETFs as a way to rationalize expenses for shareholders and obviate the need for an expense limitation agreement, and its subsequent annual renewals. The Board also observed that the unitary fee provides predictability in Fund expenses at various asset levels and also protects the Funds against the risks of increases in third-party service provider fees and other expenses covered under the unitary fee.

Although the Board determined that each Fund was distinct in ways from its peer group, the Board determined that the advisory and subadvisory fees charged or proposed and overall expenses of each Fund were competitive and in line with the related universe of funds reviewed. In light of the nature, quality, and extent of services

ASYMshares™ ASYMmetric S&P 500® ETF

Board Consideration of Investment Advisory and
Subadvisory Agreements (Unaudited) – Continued
December 31, 2022

provided by the Adviser and Subadviser and the costs incurred by the Adviser and Subadviser in rendering those services, the Board concluded that the level of fees paid or proposed to be paid to the Adviser and Subadviser with respect to each Fund were fair and reasonable.

4.  Cost of services provided to the Funds and financial condition of each of the Adviser and the Subadviser. After considering information relating to the financial condition of the Adviser and Subadviser, as well as the fees and operating costs relating to the management of the Funds, the Board determined that each of the Adviser and Subadviser are capable of providing services to the Funds. In this determination, the Board considered the fact that the Adviser would be paying for most of the expenses of the Funds under the unitary fee arrangement applicable to each Fund.

5.  The potential economies of scale that are expected to reduce Fund expenses as each Fund grows. The Board considered the Adviser’s efforts to attract new investment in the Funds as well as the current breakpoints included in the Subadvisory Agreement with respect to each Fund. It determined that the expense ratios of each Fund were well suited in light of the current size of ASPY and the expectations for asset accumulation and projected growth of each Fund.

6.  Other benefits expected to derive from relationships with the Trust. The Board considered the extent to which the Adviser and Subadviser could derive “fall-out” benefits from their relationships with the Funds and noted that the potential for fall-out benefits was limited to intangible benefits such as greater name recognition or the ability to attract additional assets through greater publicity.

7.  Possible conflicts of interest. The Board considered the experience and ability of the advisory personnel assigned to the Funds and the brokerage policies of the Subadviser (including a discussion of the execution policies of the Subadviser), and the substance and administration of the codes of ethics of the Trust, Adviser and Subadviser. The Board determined that the personnel and compliance policies of the Trust, Adviser and Subadviser were each well designed to monitor and address conflicts of interest.

Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, all of the Trustees, including the Independent Trustees, concluded that the advisory fee rates and total expense ratios are fair and reasonable in relation to the services provided by the Adviser to each Fund, as well as the costs incurred and the benefits gained by the Adviser in providing such services. The Board also found the investment advisory fees paid to the Adviser to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar anticipated size and with similar strategies. Based on these and other considerations, the Board, in the exercise of its reasonable business judgment, determined that the fees and expenses proposed for each Fund were fair and reasonable and in the best interests of the shareholders of the Funds. As a result, all of the Board members, including the Independent Trustees, approved the Investment Advisory Agreement.

With respect to the Sub-Adviser, and based on the foregoing analysis and such other matters as were deemed relevant, and while no single factor was determinative in the decision, all of the Trustees, including the Independent Trustees, concluded that the subadvisory fee rates and total expense ratios are fair and reasonable in relation to the services provided by the Subadviser to each Fund, as well as the costs incurred and the benefits gained by the Subadviser in providing such services. Based on these and other considerations, the Board, in the exercise of its reasonable business judgment, determined that the fees and expenses proposed for each Fund were fair and reasonable and in the best interests of the shareholders of the Funds. As a result, all of the Trustees, including the Independent Trustees, approved the Subadvisory Agreement.

ASYMshares™ ASYMmetric S&P 500® ETF

Additional Information (Unaudited)
December 31, 2022

TRUSTEES AND OFFICERS

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	5 Years
Independent Trustees
Vivienne Hsu	Trustee	Term	1	LENDonate, Inc.,	None
158 East 126th		Unlimited;		Founder & CEO
Street, Suite 304,		Since
New York, NY 10035		January 2021
Year of Birth: 1968

Winston I. Lowe	Trustee	Term	1	Lowe and Associates LLC,	Haverford Trust
158 East 126th		Unlimited;		Managing Partner	Company; Impact
Street, Suite 304,		Since			Shares ETF
New York, NY 10035		January 2021
Year of Birth: 1951

Suzanne Siracuse	Trustee	Term	1	Suzanne Siracuse	None
158 East 126th		Unlimited;		Consulting Services, LLC,
Street, Suite 304,		Since		Founder & CEO
New York, NY 10035		January 2021		(August 2019 – Present);
Year of Birth: 1965				Investment News, Publisher
(March 1996 – August 2019)

William Thomas	Trustee	Term	1	Wedgewood Partners, Inc.,	Aberdeen Standard
158 East 126th		Unlimited;		President	ETF Trust
Street, Suite 304,		Since
New York, NY 10035		January 2021
Year of Birth: 1962

Interested Trustee
Darren Schuringa	Chairman	Indefinite	1	ASYMmetric ETFs, LLC,	None
158 East 126th	and Trustee;	Term; Since		President & CEO
Street, Suite 304,	President and	August 2020		(November 2017 – Present);
New York, NY 10035	Principal			Yorkville Capital Management,
Year of Birth: 1967	Executive			Founder & CEO (2006 – Present)
Officer

ASYMshares™ ASYMmetric S&P 500® ETF

Additional Information (Unaudited) – Continued
December 31, 2022

Term of
		Office	Number of		Other
Name,		and	Portfolios	Principal	Directorships
Address	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
and Year	Held with	of Time	Overseen	During the Past	During the Past
of Birth	the Trust	Served	by Trustee	Five Years	5 Years
Officers
Aaron Berson	Treasurer,	Since	N/A	Fringe Advisory Co LLC,	N/A
158 East 126th	Principal	January 2021		Founder and CEO
Street, Suite 304,	Financial			(August 2019 – Present);
New York, NY 10035	Officer and			Gettry Marcus, Managing
Year of Birth: 1987	Chief			Director of VRTL
	Financial			(January 2019 – August 2019);
	Officer			EisnerAmper, Senior
Manager (November 2010 –
December 2018)

Scott J. Clark	Secretary,	Secretary	N/A	ASYMmetric ETFs, LLC,	N/A
158 East 126th	Anti-Money	(Since		Managing Director
Street, Suite 304,	Laundering	August 2020);		(March 2018 – Present);
New York, NY 10035	Officer and	Anti-Money		Ogg Trading, Managing
Year of Birth: 1967	Chief Legal	Laundering		Director (June 2014 –
	Officer	Officer and		March 2018)
Chief Legal
Officer (Since
February 2021)

Douglas N. Tyre	Chief	Since	N/A	Cipperman Compliance	N/A
158 East 126th	Compliance	January 2021		Services, LLC, Compliance
Street, Suite 304,	Officer			Director (July 2019 – Present);
New York, NY 10035				Assistant Compliance Director
Year of Birth: 1981				(January 2018 – June 2019);
Manager (April 2014 –
December 2017)

Benjamin Eirich	Assistant	Since	N/A	Assistant Vice President,	N/A
158 East 126th	Treasurer	January 2021		U.S. Bancorp Fund
Street, Suite 304,	and Assistant			Services, LLC (2008 – Present).
New York, NY 10035	Secretary
Year of Birth: 1981

ASYMshares™ ASYMmetric S&P 500® ETF

Additional Information (Unaudited) – Continued
December 31, 2022

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the  SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on  the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Fund’s Part F of Form N-PORT may also be obtained by calling toll-free 1-866-ASYM777 or 1-866-279-6777.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-ASYM777 or 1-866-279-6777.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended December 31, is available (1) without charge, upon request, by calling 1-866-ASYM777 or 1-866-279-6777, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal period ended December 31, 2022, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 95.24%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended December 31, 2022 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trades on the Exchange at a price about (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, free of charge, on the Fund’s website at asymshares.com.

ASYMshares™ ASYMmetric S&P 500® ETF

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires us to have in order to conduct our business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the your financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

With respect to the Fund, issues and redemptions of their shares at net asset value (“NAV”) occur only in large aggregations of a specified number of shares (e.g., 30,000) called “Creation Units.” Only Authorized Participants (“APs”) may acquire shares directly from an ETF, and only APs may tender their ETF shares for redemption directly to the ETF, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Fund’s distributor, and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units.

Because of this structure, the Fund does not have any information regarding any “consumers” as defined in Rule 3 of Regulation S-P with respect to any ETFs, and consequently are not required by Regulation S-P to deliver a notice of the Fund’s privacy policy to any ETF shareholders.

CONTACTS

BOARD OF TRUSTEES
Darren Schuringa
Vivienne Hsu
Winston Lowe
Suzanne Siracuse
William Thomas

INVESTMENT ADVISER
ASYMmetric ETFs, LLC
158 East 126th Street, Suite 304
New York, NY 10035

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

TRANSFER AGENT, FUND ACCOUNTANT
AND FUND ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

FUND COUNSEL
K&L Gates LLP
599 Lexington Avenue
New York, NY 10022

866-ASYM777
(866-279-6777)

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-ASYM777 or 1-866-279-6777.

(b)	Not applicable for this Registrant

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Vivienne Hsu, Winston I. Lowe and William M. Thomas are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “Other services” provided by the principal accountant.  For the fiscal years ended December 31, 2022 and December 31, 2021, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
(a) Audit Fees	14,000	16,500
(b) Audit-Related Fees	0	0
(c) Tax Fees	3,000	3,000
(d) All Other Fees	0	0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:
.
	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)   All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent member of the committee are as follows: Winston I. Lowe, William M. Thomas, Suzanne Siracuse, and Vivienne Hsu.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         ASYMmetric ETFs Trust

By (Signature and Title)*    /s/Darren Schuringa
Darren Schuringa, President

Date    March 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Darren Schuringa
Darren Schuringa, President

Date    March 7, 2023

By (Signature and Title)*    /s/Aaron Berson
Aaron Berson, Treasurer

Date    March 9, 2023

* Print the name and title of each signing officer under his or her signature.